                                                                    Exhibit 99.1

FPA MEDICAL MANAGEMENT, INC.

MATRIX OF REQUIRED ATTACHMENTS / BANK STATEMENTS

                                              JANUARY           DECEMBER         NOVEMBER
                                                BANK              BANK             BANK
                DEBTORS                      STATEMENTS        STATEMENTS       STATEMENTS                             COMMENTS
-------------------------------------------------------------------------------------------------------------------------------
Core Business Units:
    Sterling Healthcare Group, Inc.              X
    Meridian                                     X
    Florida Humana & Clinics                     X
    Health Partners Inc.

Non-Core Business Units
    Illinois MSO                                 X                 X                X
    Kansas City                                  X

Debtor:       FPA MEDICAL MANAGEMENT, INC.

Case Number:   98-01596PJW through 98-01685PJW

Notes to Monthly Operating Report for the period January 4, 1999 through January 29, 1999, "Required Attachments":

1. Depository Tax Receipts for payroll tax deposits into tax trust accounts are included for the month of January.

2. Copies of most of the Debtors' bank statements for the month of January are attached; copies of the balance of the January statements not yet received from the Banks and/or Debtors will be forwarded upon receipt. In addition, copies of unsubmitted Debtors' bank statements in the prior period for the months of November and December are attached.

3. The Debtors' most recently filed Income Tax Return for 1997 is included in the filing for the period November 30, 1998 through January 1, 1999 with the Office of the United States Trustee. The 1996 Tax Return was submitted in a prior period (July 19-August 28, 1998) filing.

4. The Debtors' most recent Annual Financial Statements prepared by Accountant were included in a prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

FPA MEDICAL MANAGEMENT, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999 through January 29, 1999

                                                       For the Period 1/4/99 to 1/29/99
                                            ------------------------------------------------------
                                            Projected (1)          Actual (1)           Difference
                                            ------------------------------------------------------
                                                  A                    B                   C=B-A
                                            ------------------------------------------------------
INITIAL CASH BALANCE                        $       --           $   (167,542)            (167,542)

Cash Receipts:
  Fee For Service Billings                  $ 14,830,000         $ 11,024,198           (3,805,802)
  Claims & Capitation                       $  8,265,000         $  8,494,705              299,705
  Reimbursement                             $       --           $    108,608              108,608
  Medicare & Collections                    $  1,600,000         $  1,119,332             (480,668)
                                            ------------         ------------           ----------
    TOTAL CASH RECEIPTS                     $ 24,695,000         $ 20,746,843           (3,948,157)

Less: Cash Disbursements:
  Employee & Physician Payroll              $ 18,394,000         $ 18,333,553              (60,447)
  Catch-up payments to Doctors              $       --           $       --                   --
  Insurance                                 $  2,404,000         $  2,355,926              (48,074)
  Claims & Capitation                       $  1,235,000         $  1,248,926               13,926
  Patient Refunds                           $    100,000         $     97,962               (2,038)
  Rent                                      $    728,500         $    900,964              172,464
  Utilities                                 $    332,000         $    384,631               52,631
  Bank Lock-Box Account Fees                $       --           $       --                   --
  Medical Supplies                          $    471,600         $    279,400             (192,200)
  Other                                     $  2,245,000         $  2,126,396             (118,604)
                                            ------------         ------------           ----------
    Total Cash Disbursements                $ 25,910,100         $ 25,727,758             (182,342)

Net Cash Flow                               $ (1,215,100)        $ (4,980,915)          (3,765,815)

Financing Charges (2)                       $       --           $   (361,460)            (361,460)
Collection of Notes                         $       --           $       --
Retention Costs (2)                         $       --           $   (366,597)            (366,597)
Utility Company Deposits/Recoveries         $       --           $       --           $       --
Professional Fee Retainers                  $       --           $       --                   --
Professional Fees (2)                       $ (1,250,000)        $   (761,326)             488,674
Restructuring Expenses                      $   (150,000)        $   (817,085)            (667,085)
Repayment to HPI                            $       --           $    243,000              243,000
Capital Expenditures (2)                    $       --           $       --                   --
First Union CD/Deposit                      $       --           $       --                   --
Restricted AWS Cash                         $       --           $       --                   --
A/R Turnover from Collection                $    505,000         $     63,709             (441,291)
Sale of Orange Coast                        $       --           $       --                   --
Sale of Axminster                           $       --           $       --                   --
Sale of Other Assets                        $  2,000,000         $    850,000           (1,150,000)
DIP Loan Repayment                          $ (4,105,000)        $   (172,418)           3,932,582
DIP Loan Proceeds                           $  4,594,734         $  4,435,000             (159,734)
Orange Coast Transaction Fees               $       --           $       --                   --
Orange Coast Post-Sale Disbursements        $   (379,634)        $   (130,668)             248,966
                                            ------------         ------------           ----------
ENDING CASH BALANCE                         $       --           $ (2,166,302)          (2,166,302)
                                            ------------         ------------           ----------

1) The projected data reflected herein is based upon the Final DIP Budget submitted to the Court on July 20, 1998, as amended on November 16, 1998. The actual data reflected herein is based upon the actual data reported to the Bank Group in the Weekly Cash Reports.

2) Amounts for Financing Charges, Retention Costs, Professional Fees and Capital Expenditures are generally reflected at the FPA Corporate level only. Additionally, Intercompany transfers occurring between the Sterling Healthcare Group, Inc. and FPA Corporate are not separately reflected herein.

CORPORATE

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999 through January 29, 1999

                                                  For the Period 1/4/99 to 1/29/99
                                      -----------------------------------------------------
                                        Projected           Actual             Difference
                                      -----------------------------------------------------
                                          A                    B                  C=B-A
                                      -----------------------------------------------------
INITIAL CASH BALANCE                  $(2,818,717)        $      --             2,818,717

Cash Receipts:
  Fee For Service Billings            $   150,000         $    27,466            (122,534)
  Claims & Capitation                 $      --           $      --                  --
  Reimbursement                       $      --           $   108,608             108,608
  Medicare & Collections              $      --           $      --                  --
                                      -----------         -----------           ---------
    TOTAL CASH RECEIPTS               $   150,000         $   136,074             (13,926)

Less: Cash Disbursements:
  Employee & Physician Payroll        $   324,000         $   672,576             348,576
  Catch-up payments to Doctors        $      --           $      --                  --
  Insurance                           $   400,000         $   504,602             104,602
  Claims & Capitation                 $      --           $      --                  --
  Patient Refunds                     $      --           $      --                  --
  Rent                                $    16,500         $    71,714              55,214
  Utilities                           $    10,000         $    10,963                 963
  Bank Lock Box                       $      --           $      --                  --
  Medical Supply                      $      --           $      --                  --
  Other                               $   125,000         $   144,776              19,776
                                      -----------         -----------           ---------
    Total Cash Disbursements          $   875,500         $ 1,404,631             529,131


Less: Interest                        $      --           $      --                  --

Net Cash Flow                         $  (725,500)        $(1,268,557)           (543,057)

Net DIP Advance                       $      --           $      --                  --

Intercompany Transfers                $      --           $ 1,268,557           1,268,557

ENDING CASH BALANCE                   $(3,544,217)        $      --             3,544,217
                                      -----------         -----------           ---------

FLORIDA (CLINICS & HUMANA)

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999 through January 29, 1999

                                              For the Period 1/4/99 to 1/29/99
                                      ---------------------------------------------------
                                       Projected             Actual             Difference
                                      ---------------------------------------------------
                                         A                    B                  C=B-A
                                      ---------------------------------------------------
INITIAL CASH BALANCE                  $  (777,443)        $      --               777,443

Cash Receipts:
  Fee For Service Billings            $   600,000         $   665,585              65,585
  Claims & Capitation                 $ 2,300,000         $ 1,818,589            (481,411)
  Reimbursement                       $      --           $      --                  --
  Medicare & Collections              $      --           $      --                  --
                                      -----------         -----------           ---------
    TOTAL CASH RECEIPTS               $ 2,900,000         $ 2,484,174            (415,826)

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 2,200,000         $ 2,317,238             117,238
  Catch-up payments to Doctors        $      --           $      --                  --
  Insurance                           $   250,000         $   178,606             (71,394)
  Claims & Capitation                 $      --           $      --                  --
  Patient Refunds                     $      --           $       100                 100
  Rent                                $   300,000         $   304,482               4,482
  Utilities                           $   200,000         $   260,892              60,892
  Bank Lock Box                       $      --           $      --                  --
  Medical Supply                      $   200,000         $   100,416             (99,584)
  Other                               $   200,000         $   241,187              41,187
                                      -----------         -----------           ---------
    Total Cash Disbursements          $ 3,350,000         $ 3,402,921              52,921

Agreed Cash Adjustments               $      --           $      --                  --

Less: Interest                        $      --           $      --                  --

Net Cash Flow                         $  (250,000)        $  (918,747)           (668,747)

Intercompany Transfers                $      --           $   918,747             918,747

ENDING CASH BALANCE                   $(1,027,443)        $      --             1,027,443
                                      -----------         -----------           ---------

HEALTH PARTNERS, INC

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999 through January 29, 1999

                                                 For the Period 1/4/99 to 1/29/99
                                      ---------------------------------------------------
                                      Projected            Actual             Difference
                                      ---------------------------------------------------
                                         A                     B                   C=B-A
                                      ---------------------------------------------------
INITIAL CASH BALANCE                  $ 2,942,848         $ 1,266,090        $(1,676,758)

Cash Receipts:
  Fee For Service Billings            $ 2,486,000         $ 2,430,867        $   (55,133)
  Claims & Capitation                 $ 3,434,228         $ 1,850,008        $(1,584,220)
  Reimbursement                       $      --           $      --          $      --
  Medicare & Collections              $      --           $      --          $      --
                                      -----------         -----------        -----------
    TOTAL CASH RECEIPTS               $ 5,920,228         $ 4,280,875        $(1,639,353)

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 3,252,000         $ 1,920,343        $(1,331,657)
  Catch-up payments to Doctors        $      --           $      --          $      --
  Insurance                           $   235,000         $    81,612        $  (153,388)
  Claims & Capitation                 $ 2,890,000         $   106,339        $(2,783,661)
  Patient Refunds                     $     8,000         $     3,234        $    (4,766)
  Rent                                $   285,630         $   218,362        $   (67,268)
  Utilities                           $    71,000         $    43,718        $   (27,282)
  Bank Lock Account Fees                                  $      --
  Medical Supply                      $      --           $   133,224        $   133,224
  Other                               $   800,000         $   880,498        $    80,498
                                      -----------         -----------        -----------
    Total Cash Disbursements          $ 7,541,630         $ 3,387,330        $(4,154,300)

Agreed Cash Adjustments               $      --           $      --          $      --

Less: Interest                        $      --           $     3,879        $     3,879

Net Cash Flow                         $(1,796,402)        $   889,666        $ 2,686,068

Intercompany Transfers                $      --           $   211,120        $   211,120

ENDING CASH BALANCE                   $ 1,146,446         $ 2,366,876        $ 1,220,430
                                      -----------         -----------        -----------

Note: Health Partners Inc. is reported for cash flow purposes as a stand alone entity. These transactions are not included as a part of the FPA Medical Management, Inc. roll-up.

KANSAS CITY

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999, through January 29, 1999

                                                For the Period 1/4/99 to 1/29/99
                                      ---------------------------------------------------
                                      Projected             Actual             Difference
                                      ---------------------------------------------------
                                         A                    B                  C=B-A
                                      ---------------------------------------------------
INITIAL CASH BALANCE                  $ 1,596,000        $      --            (1,596,000)

Cash Receipts:
  Fee For Service Billings            $    60,000        $   156,317              96,317
  Claims & Capitation                 $ 2,900,000        $ 2,531,125            (368,875)
  Reimbursement                       $      --          $      --                  --
  Medicare & Collections              $      --          $      --                  --
                                      -----------        -----------         -----------
    TOTAL CASH RECEIPTS               $ 2,960,000        $ 2,687,442            (272,558)

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 1,500,000        $ 1,454,630             (45,370)
  Catch-up payments to Doctors        $      --          $      --                  --
  Insurance                           $    60,000        $      --               (60,000)
  Claims & Capitation                 $      --          $      --                  --
  Patient Refunds                     $      --          $      --                  --
  Rent                                $   235,000        $   215,868             (19,132)
  Utilities                           $    10,000        $    13,151               3,151
  Bank Lock Box                       $      --          $      --                  --
  Medical Supply                      $    40,000        $    33,548              (6,452)
  Other                               $    50,000        $    58,425               8,425
                                      -----------        -----------         -----------
    Total Cash Disbursements          $ 1,895,000        $ 1,775,622            (119,378)


Agreed Cash Adjustments               $      --          $      --                  --

Less: Interest                        $      --          $      --                  --

Net Cash Flow                         $ 1,065,000        $   911,820            (153,180)

Intercompany Transfers                $      --          $  (911,820)           (911,820)

ENDING CASH BALANCE                   $ 2,661,000        $      --            (2,661,000)
                                      -----------        -----------         -----------

MERIDIAN

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999 through January 29, 1999

                                                For the Period 1/4/99 to 1/29/99
                                      ---------------------------------------------------
                                       Projected             Actual             Difference
                                      ---------------------------------------------------
                                           A                    B                  C=B-A
                                      ---------------------------------------------------
INITIAL CASH BALANCE                  $   357,931        $    36,832            (321,099)

Cash Receipts:
  Fee For Service Billings            $   380,000        $   448,959              68,959
  Claims & Capitation                 $ 2,800,000        $ 2,925,891             125,891
  Reimbursement                       $      --          $      --                  --
  Medicare & Collections              $      --          $      --                  --
                                      -----------        -----------            --------
    TOTAL CASH RECEIPTS               $ 3,180,000        $ 3,374,850             194,850

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 1,600,000        $ 1,629,277              29,277
  Catch-up payments to Doctors        $      --          $      --                  --
  Insurance                           $      --          $      --                  --
  Claims & Capitation                 $ 1,000,000        $ 1,050,564              50,564
  Patient Refunds                     $      --          $     1,626               1,626
  Rent                                $      --          $     2,274               2,274
  Utilities                           $    25,000        $    76,028              51,028
  Bank Lock Box                       $      --          $      --                  --
  Medical Supply                      $   120,000        $    73,960             (46,040)
  Other                               $   300,000        $   282,128             (17,872)
                                      -----------        -----------            --------
    Total Cash Disbursements          $ 3,045,000        $ 3,115,857              70,857

Financing Charges                     $      --          $      --                  --

Net DIP Advance                       $      --          $      --                  --

Net Cash Flow                         $   135,000        $   258,993             123,993

Intercompany Transfers                $      --          $  (301,543)           (301,543)

ENDING CASH BALANCE                   $   492,931        $    (5,718)           (498,649)
                                      -----------        -----------            --------

NORTH CAROLINA

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999 through January 29, 1999

                                             For the Period 1/4/99 to 1/29/99
                                      -----------------------------------------------
                                      Projected           Actual          Difference
                                      -----------------------------------------------
                                         A                    B              C=B-A
                                      -----------------------------------------------
INITIAL CASH BALANCE                  $(590,052)        $    --             590,052

Cash Receipts:
  Fee For Service Billings            $ 160,000         $  81,647           (78,353)
  Claims & Capitation                 $  90,000         $  80,718            (9,282)
  Reimbursement                       $    --           $    --                --
  Medicare & Collections              $    --           $    --                --
                                      -----------        -----------       --------
    TOTAL CASH RECEIPTS               $ 250,000         $ 162,365           (87,635)

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 320,000         $ 363,863            43,863
  Catch-up payments to Doctors        $    --           $    --                --
  Insurance                           $  15,000         $  17,506             2,506
  Claims & Capitation                 $    --           $    --                --
  Patient Refunds                     $    --           $    --                --
  Rent                                $  52,000         $  81,792            29,792
  Utilities                           $    --           $   5,591             5,591
  Bank Lock Box                       $    --           $    --                --
  Medical Supply                      $  10,000         $  10,693               693
  Other                               $  60,000         $  60,479               479
                                      -----------        -----------       --------
    Total Cash Disbursements          $ 457,000         $ 539,924            82,924

Agreed Cash Adjustments               $    --           $    --                --

Less: Interest                        $    --           $    --                --

Net Cash Flow                         $(207,000)        $(377,559)         (170,559)

Intercompany Transfers                $    --           $ 377,559           377,559

ENDING CASH BALANCE                   $(797,052)        $    --             797,052
                                      -----------        -----------       --------

CLOSURES

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999 through January 29, 1999

                                              For the Period 1/4/99 to 1/29/99
                                      -----------------------------------------------
                                      Projected           Actual           Difference
                                      -----------------------------------------------
                                         A                  B                C=B-A
                                      -----------------------------------------------
INITIAL CASH BALANCE                  $(489,679)        $  (3,126)          486,553

Cash Receipts:
  Fee For Service Billings            $  80,000         $  91,083            11,083
  Claims & Capitation                 $ 175,000         $ 121,896           (53,104)
  Reimbursement                       $    --           $    --                --
  Medicare & Collections              $    --           $    --                --
                                      ---------         ---------           -------
    TOTAL CASH RECEIPTS               $ 255,000         $ 212,979           (42,021)

Less: Cash Disbursements:
  Employee & Physician Payroll        $  50,000         $  33,068           (16,932)
  Catch-up payments to Doctors        $    --           $    --                --
  Insurance                           $    --           $    --                --
  Claims & Capitation                 $ 135,000         $ 128,812            (6,188)
  Patient Refunds                     $    --           $    --                --
  Rent                                $   5,000         $    --              (5,000)
  Utilities                           $    --           $    --                --
  Bank Lock Box                       $    --           $    --                --
  Medical Supply                      $   1,600         $  35,531            33,931
  Other                               $  40,000         $  24,928           (15,072)
                                      ---------         ---------           -------
    Total Cash Disbursements          $ 231,600         $ 222,339            (9,261)

Agreed Cash Adjustments               $    --           $    --                --

Less: Interest                        $    --           $    --                --

Net Cash Flow                         $  23,400         $  (9,360)          (32,760)

Intercompany Transfers                $    --           $  76,055            76,055

ENDING CASH BALANCE                   $(466,279)        $  63,569           529,848
                                      ---------         ---------           -------

Source: Information reflected above was obtained from the books and records of FPA Medical Management, Inc.

SAN ANTONIO (GONZABA)

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999 through January 29, 1999

                                               For the Period 1/4/99 to 1/29/99
                                      --------------------------------------------------
                                       Projected             Actual           Difference
                                      --------------------------------------------------
                                         A                    B                  C=B-A
                                      --------------------------------------------------
INITIAL CASH BALANCE                  $  (693,500)        $      --               693,500

Cash Receipts:
  Fee For Service Billings            $      --           $    57,499              57,499
  Claims & Capitation                 $      --           $ 1,016,486           1,016,486
  Reimbursement                       $      --           $      --                  --
  Medicare & Collections              $      --           $      --                  --
                                       ----------          ----------         -----------
    TOTAL CASH RECEIPTS               $      --           $ 1,073,985           1,073,985

Less: Cash Disbursements:
  Employee & Physician Payroll        $   400,000         $   630,679             230,679
  Catch-up payments to Doctors        $      --           $      --                  --
  Insurance                           $      --           $   121,625             121,625
  Claims & Capitation                 $   100,000         $    69,550             (30,450)
  Patient Refunds                     $      --           $     1,110               1,110
  Rent                                $      --           $   108,486             108,486
  Utilities                           $    27,000         $     2,058             (24,942)
  Bank Lock Box                       $      --           $      --                  --
  Medical Supply                      $   100,000         $    25,252             (74,748)
  Other                               $    20,000         $   116,734              96,734
                                       ----------          ----------         -----------
    Total Cash Disbursements          $   647,000         $ 1,075,494         $   428,494

Financing Charges                     $      --           $      --                  --

Net DIP Advance                       $      --           $      --                  --

Net Cash Flow                         $  (647,000)        $    (1,509)            645,491

Intercompany Transfers                $      --           $     1,509               1,509

ENDING CASH BALANCE                   $(1,340,500)        $      --           $ 1,340,500
                                       ----------          ----------         -----------

STERLING HEALTHCARE GROUP, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
January 4, 1999 through January 29, 1999

                                              For the Period 1/4/99 to 1/29/99
                                      ------------------------------------------------------
                                       Projected             Actual               Difference
                                      ------------------------------------------------------
                                          A                    B                     C=B-A
                                      ------------------------------------------------------
INITIAL CASH BALANCE                  $  1,855,709         $   (201,248)          (2,056,957)

Cash Receipts:
  Fee For Service Billings            $ 13,200,000         $  9,495,642           (3,704,358)
  Claims & Capitation                 $       --           $       --                   --
  Reimbursement                       $       --           $       --                   --
  Medicare & Collections              $  1,600,000         $  1,119,332             (480,668)
                                      ------------         ------------           ----------
    TOTAL CASH RECEIPTS               $ 14,800,000         $ 10,614,974           (4,185,026)

Less: Cash Disbursements:
  Employee & Physician Payroll        $ 12,000,000         $ 11,237,127             (762,873)
  Catch-up payments to Doctors        $       --           $       --                   --
  Insurance                           $  1,679,000         $  1,528,682             (150,318)
  Claims & Capitation                 $       --           $       --                   --
  Patient Refunds                     $    100,000         $     95,126               (4,874)
  Rent                                $    120,000         $    116,348               (3,652)
  Utilities                           $     60,000         $     15,948              (44,052)
  Bank Lock Box                       $       --           $       --                   --
  Medical Supply                      $       --           $       --                   --
  Other                               $  1,450,000         $  1,197,739             (252,261)
                                      ------------         ------------           ----------
    Total Cash Disbursements          $ 15,409,000         $ 14,190,970           (1,218,030)

Financing Charges                     $       --           $       --                   --

Net DIP Advance                       $       --           $       --                   --

Net Cash Flow                         $   (609,000)        $ (3,575,996)          (2,966,996)

Intercompany Transfers                $       --           $  1,553,091            1,553,091

ENDING CASH BALANCE                   $  1,246,709         $ (2,224,153)          (3,470,862)
                                      ------------         ------------           ----------